UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

771 Jamacha Rd., #512 El Cajon, California	92019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 596-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2025, PURE Bioscience, Inc. (the “Company”) announced that Jeffrey Kitchell has been appointed as the Company’s President, in addition to his ongoing responsibilities as the Company’s Corporate Secretary, effective as of November 17, 2025 (the “Effective Date”). Robert Bartlett will continue as the Company’s Chief Executive Officer, principal executive officer and a member of the Company’s board of directors, but stepped down from the position of President effective as of the Effective Date.

Mr. Kitchell, 55, has served as the Company’s Vice President of Operations since April 2023. He also serves as the Company’s Corporate Secretary, a role he has had since 2019. Mr. Kitchell oversees day-to-day operations, supports the Company’s functions, and implements new structures and processes. Mr. Kitchell has held various roles since joining the Company in 2001. In his various roles, he managed the Company’s legal affairs and helped secure its intellectual property. Before joining the Company, Mr. Kitchell held various leadership roles in companies ranging from small to large. Mr. Kitchell earned a Bachelor’s Degree in Business Administration from the University of Phoenix.

It is anticipated that Mr. Kitchell will enter into the Company’s standard form of indemnification agreement for the Company’s officers and participate in other compensation and benefit programs generally available to the Company’s executive officers. The terms of Mr. Kitchell’s employment with the Company otherwise remain unchanged.

Except as set forth above, there are no arrangements or understandings between Mr. Kitchell and any other persons pursuant to which he was named to this position with the Company. There are no family relationships between Mr. Kitchell and any of the Company’s directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company issued a press release announcing the appointment of Mr. Kitchell, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated November 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: November 19, 2025	By:	/s/ Robert F. Bartlett
Robert F. Bartlett
Chief Executive Officer